EXECUTION VERSION                                                   EXHIBIT 10.1


                                AMENDMENT NO. 2
              Effective Date of Amendment No. 2: September 1, 2002

This AMENDMENT NO. 2 ("Amendment No. 2") to that certain MSN Search Agreement dated effective as of December 19, 2001, as amended by that certain Amendment No. 1 effective as of March 17, 2002 (as amended the "Agreement") is made by and among OVERTURE SERVICES, INC., A DELAWARE CORPORATION ("COMPANY"), OVERTURE SEARCH SERVICES (IRELAND) LIMITED, AND MICROSOFT CORPORATION, A WASHINGTON CORPORATION ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement on the terms and conditions provided herein; and

The parties desire to amend the Agreement to add the MSN Search Site in France to the Agreement.

The parties hereby agree as follows:

                                    AMENDMENT


1. Section 1.19 will be deleted in its entirety and replaced with the following:

        1.19 "Main Period Term" means the thirty-four (34) month period commencing on the Effective Date and expiring December 31, 2004.

2. Section 1.20 will be deleted in its entirety and replaced with the following:

        1.20 "Minimum Queries" means [*] Queries rendering to the URL http://search.msn.com and [*] Queries rendering to the URL http://www.search.msn.fr.

3.      Section 1.23 will be modified as follows (amendments in italics):

        1.23 "MSN Home Page" means the initial MSN Web Pages in the international markets, as shown below. This Agreement may be extended to incorporate other international markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

               Region         Market   URL(s)
               -------------  -------  -----------------------------------------
               North          US       http://www.msn.com (English speaking)
               America                 http://www.yupimsn.com (Spanish speaking)

                              Canada   http://www.msn.ca (English speaking)

               Non-North      UK       http://www.msn.co.uk
               America

                              Germany  http://www.msn.de

                              France   http://www.msn.fr

4.      Section 1.25 will be modified as follows (amendments in italics):

        1.25 "MSN Search Site" means the MSN Search Results Pages in the international markets shown below. This Agreement may be extended to incorporate other international markets or languages in current markets, which will have attendant URLs, as mutually agreed by the parties or as



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               reasonably updated by Microsoft with successor URLs during the
               Term.

               Region         Market   URL(s)
               -------------  -------  -----------------------------------------
               North          US       http://search.msn.com (English speaking)
               America                 http://busqueda.yupimsn.com/ (Spanish
                                       speaking)

                              Canada   http://search.msn.ca (English Speaking)

               Non-North      UK       http://search.msn.co.uk
               America

                              Germany  http://search.msn.de

                              France   http://search.msn.fr

5.      A new Section 1.44 will be added as follows:

        1.44   "Guaranteed Payments for MSN France" means [*] as set forth in
               Section 3.

6.      A new Section 2.5.4 will be added as follows:

        2.5.4 France. The Selected Terms list for Queries rendering to the URL http://search.msn.fr will be agreed upon in writing.

7.      Section 2.13 will be modified as follows (amendments in italics):

        2.13 International Subsidiaries. Company may inform Microsoft that a subsidiary that is wholly owned, directly or indirectly, by Company will be responsible for the obligations of Company under this Agreement with respect to the market served by that wholly-owned subsidiary. Any such notification or delegation by Company shall not limit Company's obligations and liabilities to Microsoft under this Agreement, and Company hereby agrees to guarantee all such obligations and liabilities in the relevant market. Without limitation of the foregoing, Company has informed Microsoft that Overture Search Services (Ireland) Limited, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in the UK market, the MSN Search Site in Germany and the MSN Search Site in France.

8.      Section 2.3 will be modified as follows (amendments in italics):

        2.3 Successor Functionality to MSN Search on the MSN Home Page. If Microsoft uses another entity within Microsoft as a provider of Internet Search other than MSN Search for the MSN Home Page, Microsoft will employ commercially reasonable efforts to ensure that its obligations pursuant to this Agreement are fulfilled. For the avoidance of doubt, the parties intend this Section 2.3 to allow Microsoft to remove MSN as the provider of Internet Search from the MSN Home Page. The parties do not intend this section to relieve Microsoft of its obligations under this Agreement or to allow Microsoft to terminate or renegotiate this Agreement. Although Microsoft may remove Internet Search from the MSN Home Page under this Section 2.3, this Section has no effect on Microsoft's obligations pursuant to Sections 2.1 and 2.9.

9. Section 3.2 will be deleted in its entirety and replaced with the following:

        3.2  Payment

             3.2.1 Main Period Payment. North America. During the Main Period Term, Company will pay to Microsoft per month the greater of: (i) the Guaranteed Payment, and (ii) the Revenue Share Payment according to the [*] in Table 1 below if the following [*] conditions are met: [*]. If any of the above [*] conditions are not met, Company will pay Microsoft a Revenue Share Payment as outlined in Table 1. The Revenue Share Payment for the MSN Search Sites in North America will be determined by multiplying each MSN



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                      Search Site's monthly Gross Revenue by the appropriate
                      percentage from Table 1's Column [*].

                   Table 1: [*]

                      [*]

                      For the avoidance of doubt, [*].

             3.2.2 Main Period Payment, Non-North America. If the aggregate Gross Revenue from all Non-North American Search Sites exceeds [*], the Revenue Share Payment for the MSN Search Site outside North America (except any MSN Search Site in a Guaranteed Phase as outlined in Section 3.2.3) will be determined by multiplying each MSN Search Site's monthly Gross Revenue by the appropriate percentage from Table 1's Column [*]. If the aggregate Gross Revenue from all Non-North American Search Sites is below [*], the Revenue Share Payment for the MSN Search Site outside North America (except any MSN Search Site in a Guaranteed Payment Phase as outlined in Section 3.2.3 ) will be determined by multiplying each MSN Search Site's monthly Gross Revenue by the appropriate percentage from Table 1's Column [*], up to a maximum Gross Revenue share percentage of [*]%.



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             3.2.3    Guaranteed. Phase: France. For the nine-month period
                      beginning September 2002 and ending May 2003 (the "Guaranteed Phase for MSN France"), Company will pay to Microsoft the monthly guaranteed payments in Table 2. If Microsoft fails to deliver [*] Queries rendering to the URL http://www.search.msn.fr ("Guaranteed Queries in France") before June 1, 2003, then the Guaranteed Payment Phase for MSN France will extend until all Guaranteed Queries in France are delivered (the "Guaranteed Phase Extension for MSN France"). During the Guaranteed Phase Extension for MSN France France, Company will not be required to make any payments to Microsoft. Once the Guaranteed Phase for MSN France has concluded, then Company shall pay Microsoft pursuant to Section 3.2.2 for Gross Revenue derived from the France Search Site.

                                                 Table 2
                         Guaranteed Payment for the MSN Search Site in France

                                                              Guaranteed
                             Month          Period        Payment (in Euros)
                           ---------  ------------------  ------------------
                               1        September 2002           [*]

                               2         October 2002            [*]

                               3         November 2002           [*]

                               4         December 2002           [*]

                               5         January 2003            [*]

                               6         February 2003           [*]

                               7          March 2003             [*]

                               8          April 2003             [*]

                               9           May 2003              [*]


             3.2.4    Company will make all payments due to Microsoft per
                      Section 3.2.1 and 3.2.2 in U.S. Dollars, or other currency as mutually agreed by the parties within forty-five (45) days after the end of each calendar month. All payments will be accompanied by a statement showing in reasonable detail the basis for the payment(s). Company and Microsoft will mutually agree on whether Company will make a single payment for all amounts due hereunder or separate payments for individual markets. The parties have agreed to make payments in Euros for payments relating to the German and France Search Sites and in British Pounds for payments relating to the UK Search Site.

             3.2.5 Make-Good Period. If Microsoft fails to deliver [*] Queries rendering to the URL http://search.msn.com by the end of the Main Period Term, then Microsoft will display Company Search Results on the English-speaking MSN Search Site until all such Queries are delivered (the "Make-Good Period"). For the avoidance of doubt, during the Make-Good Period, Company will not be required to make any additional Guaranteed Payments, but Company will continue to make Revenue Share Payments.

             3.2.6 Cost-Recovery Fee. Company will pay Microsoft [*] for program management, development and testing service to expand Queries or meet other goal(s) as determined by Microsoft in its sole discretion. Microsoft will invoice Company for this cost-recovery fee via one or more invoices, which invoice(s) will be payable by Company to Microsoft thirty (30) days after Company's receipt of each invoice.



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             3.2.7    Up-Front Fees. Company will pay Microsoft prior to [*] the non-refundable up-front fees below for services between September 1, 2002 to June 30, 2003.

                      a. MSN Search Site in the U.S. For the MSN Search Sites in the U.S., Company will pay Microsoft a non-refundable fee of [*].

                      b. MSN Search Site in Canada. For the MSN Search Site in Canada, Company will pay Microsoft a non-refundable fee of [*].

                      c. MSN Search Site in the U.K. For the MSN Search Site in the U.K., Company will pay Microsoft a non-refundable fee of [*].

                      d. MSN Search Site in Germany. For the MSN Search Site in Germany, Company will pay Microsoft a non-refundable fee of [*].


10. Section 3.3 will be amended by adding the following sentence at the end of the paragraph:

        "Beginning with the investor-relations call scheduled for July 2002, Company will provide to Microsoft a written transcript of Company's investor-relations conference calls within a reasonable period of time after each call not to exceed thirty (30) days."

11.     Section 7.1 will be modified as follows (amendments in italics):

        7.1 Term. This Agreement commences on the Effective Date and automatically extends into the Main Period Term unless on or before February 15, 2002, one party notifies the other that it does not wish to extend. If such notice is given, this Agreement will expire on February 28, 2002. If no such notice is given, the Main Period Term will commence March 1, 2002 and continue through December 31, 2004. However, if Microsoft has not delivered all of the Minimum Queries by the conclusion of the Main Period Term, Microsoft will continue its display of Company Search Results on the appropriate MSN Search Site during the Make-Good Period in accordance with this Agreement until the under-delivered Queries are provided, and Company will continue to pay Microsoft according to Section 3.2, except as set forth therein.

12. Section 7.2 will be deleted in its entirety and will be replaced with the following:

        7.2 Microsoft Extension Right. Microsoft may -- at its sole discretion and in writing -- opt to extend the Main Period Term for two additional two-year periods. The first option to extend ("First Extension") allows Microsoft to extend the Main Period Term for a period commencing on January 1, 2005 and continuing until December 31, 2006, provided Microsoft notifies Company in writing on or before September 30, 2004 of its intention to enter into the First Extension. The second option to extend ("Second Extension") allows Microsoft to extend the Main Period Term for a period commencing on January 1, 2007 and continuing until December 31, 2008, provided Microsoft notifies Company in writing on or before September 30, 2006 of its intention to enter into the Second Extension. In order for Microsoft to exercise the Second Extension, Microsoft must have exercised the First Extension. If Microsoft elects to extend the Main Period Term according to this Section 7.2, the percentage of revenue Company pays to Microsoft will be determined by Section 3.2.1 and 3.2.2.



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13.     In Exhibit A, Section C, the last two sentences of the third paragraph shall be deleted.

Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

This Amendment No. 2 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 2, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the Amendment No. 2 Effective Date set forth above. All signed copies of this Amendment No. 2 are deemed originals. This Amendment No. 2 does not constitute an offer by either party. This Amendment No. 2 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.


MICROSOFT CORPORATION                     OVERTURE SERVICES, INC.
One Microsoft Way                         74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                    Pasadena, CA 91103

By /s/ JOHN KRASS                         /s/ TED MEISEL
   -----------------------------------    --------------------------------------
(Sign)                                    (Sign)
John Krass                                Ted Meisel
--------------------------------------    --------------------------------------
Name(Print)                               Name(Print)
PUM                                       CEO
--------------------------------------    --------------------------------------
Title                                     Title



Without limiting Company's obligations hereunder, Overture Search Services (Ireland) Limited hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the UK market as provided in Section 2.13 of the Agreement.

OVERTURE SEARCH SERVICES (IRELAND) LIMITED


By /s/ JOHANNES LARCHER
   -----------------------------------
(Sign)
Johannes Larcher
--------------------------------------
Name(Print)
Director
--------------------------------------
Title





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